SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301 Carnegie, Pennsylvania	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2018, Ampco-Pittsburgh Corporation (the “Corporation”) adopted Accounting Standards Update 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires an employer who offers defined benefit and postretirement benefit plans to report the service cost component of net periodic benefit cost in the same line item or items as other compensation costs arising from services rendered by employees during the period. The other components of net periodic benefit cost are required to be presented in the income statement separately from the service cost component and outside the subtotal of income from operations. The amendment also allows only the service cost component of net periodic benefit cost to be eligible for capitalization, when applicable. The amended guidance does not change the amount of net periodic benefit cost to be recognized, only where it is to be recognized in the income statement. The amended guidance is to be applied retrospectively for the presentation of the service cost component and the other components of net periodic pension and other postretirement costs in the income statement and prospectively when capitalizing.

The Corporation’s Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015 have not been revised to reflect the effect of the new accounting guidance as management has concluded that the impact of the adoption was not material to any of the years. Instead, required periods will be retrospectively adjusted for the year ending December 31, 2018. As permitted by the guidance, the Corporation may use the amounts disclosed in its pension and other postretirement benefits footnote as the estimate to apply retrospectively. The effect of the retrospective guidance on the Corporation’s Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015 is summarized below ($ in thousands). The guidance does not affect the Corporation’s financial position or liquidity.

	For the year ended December 31,
	2017		2016		2015
	As	As	As	As	As	As
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
(Loss) income from operations	$(9,369)	$(9,927)	$(54,530)	$(55,475)	$5,047	$9,467
Other income (expense)	$(4,324)	$(3,766)	$(2,990)	$(2,045)	$(527)	$(4,947)
(Loss) income before income taxes)	$(13,693)	$(13,693)	$(57,520)	$(57,520)	$4,520	$4,520

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

By:	/s/ Maria Trainor
Maria Trainor
Vice President, General Counsel and Secretary

Dated: September 27, 2018